* * * * * * * * * * *
                                                           TRANSOCEAN INC.
        [GRAPHIC OMITTED]                                  Post Office Box 2765
                                                           Houston TX 77252 2765
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *


ANALYST CONTACT:  Jeffrey L. Chastain                               NEWS RELEASE
                  713 232 7551
MEDIA CONTACT:    Guy A. Cantwell                  FOR RELEASE: February 3, 2004
                  713 232 7647

                             TRANSOCEAN INC. REPORTS
                    FOURTH QUARTER AND FULL-YEAR 2003 RESULTS

     HOUSTON--Transocean Inc. (NYSE: RIG) today reported net income for the three months ended December 31, 2003 of $5.5 million, or $0.02 per diluted share, on revenues of $591.5 million. Results for the quarter included an after-tax charge totaling $17.4 million, or $0.05 per diluted share, pertaining to the restructuring of certain benefit plans in Nigeria. Excluding the impact of the Nigeria benefit plan charge, net income for the three months ended
December  31,  2003  was  $22.9  million,  or  $0.07  per  diluted  share.

     During the corresponding three months in 2002, the company reported a net loss of $2,780.7 million, or $8.71 per diluted share, on revenues of $664.6 million. The results included a non-cash charge of $2,876.0 million, or $9.01 per diluted share, relating to the company's annual test for impairment of goodwill, and an after-tax charge of $6.2 million, or $0.02 per diluted share, pertaining to an impairment loss on long-lived assets. Excluding the impact of the goodwill impairment charge and impairment loss on long-lived assets, net income for the three months ended December 31, 2002 was $101.5 million, or $0.32 per diluted share.

     For the twelve months ended December 31, 2003, net income was $19.2 million, or $0.06 per diluted share, on revenues of $2,434.3 million. Full year 2003 results included the previously discussed charge relating to the restructuring of benefit plans in Nigeria, as well as costs totaling $8.8 million, or $0.03 per diluted share, relating to the planned initial public offering (IPO) of the company's Gulf of Mexico Shallow and Inland Water business segment, operated through its wholly-owned subsidiary, TODCO, after-tax charges of $26.4 million, or $0.08 per diluted share, resulting from the impairment of certain assets, and an after-tax loss of $13.8 million, or $0.04 per diluted share, relating to the early retirement of debt, partially offset by a favorable resolution of a non-U.S. income tax liability of $14.6 million, or $0.04 per diluted share. Excluding the impact of the charge relating to the restructuring of benefit plans in Nigeria, IPO costs, asset impairment charges, debt retirement loss and favorable income tax resolution, net income for the twelve months ended December 31, 2003 was $71.0 million, or $0.22 per diluted share.

     During the corresponding twelve months in 2002, the company reported a net loss of $3,731.9 million, or $11.69 per diluted share, on revenues of $2,673.9 million. Full year 2002 results included a non-cash charge of $4,239.7 million, or $13.29 per diluted share, relating to the impairment of goodwill following the company's adoption of Statement of Financial Accounting Standards (SFAS) 142, Goodwill and Other Intangible Assets, and the October 2002 annual test for impairment of goodwill as prescribed by SFAS 142. In addition, full year 2002 results included an after-tax loss of $33.5 million, or $0.10 per diluted share, resulting from the non-cash impairment of certain long-lived assets. These charges were partially offset by a tax benefit totaling $175.7 million, or $0.55 per diluted share, attributable to the restructuring of certain non-U.S. operations. Excluding the impact of charges relating to goodwill impairment, the impairment of long-lived assets and the tax benefit, net income for the twelve months ended December 31, 2002 was $365.6 million, or $1.15 per diluted share.

     Cash flow from operations totaled $61.2 million and $525.8 million for the three and twelve months ended December 31, 2003, respectively. During 2003, the company reduced total debt by $1,019.9 million. In addition, the company's capital expenditures for 2003 included $382.8 million to terminate two deepwater drillship synthetic operating leases.

     Revenues for the company's International and U.S. Floater Contract Drilling Services business segment totaled $531.1 million for the three months ended
December 31, 2003, down 6% from segment revenues of $564.4 million in the preceding three months of 2003. During the corresponding three months in 2002, segment revenues were $612.6 million. Segment operating income, before general and administrative expense, was $75.4 million during the three months ended December 31, 2003, while field operating income (defined as revenues less operating and maintenance expenses) totaled $177.0 million. The segment results compared to operating income, before general and administrative expense, of $118.9 million and field operating income of $222.0 million for the preceding quarter of 2003. During the corresponding three months in 2002, the segment reported an operating loss, before general and administrative expense, of $2,309.8 million, which included a non-cash charge of $2,494.1 million resulting from the company's annual test for impairment of goodwill. Field operating income during the same three months in 2002 was $295.8 million. Segment fleet utilization for the three months ended December 31, 2003 declined to 68% from 71% during the preceding three months in 2003, due principally to lower business activity among floating rigs in the U.S. Gulf of Mexico and North Sea. Segment fleet utilization during the fourth quarter of 2002 was 74%.

     The  company  expects  continued  difficulty  in its International and U.S.
Floater Contract Drilling Services business segment in the near-term, with encouraging signs of improvement for this segment during the second half of the year and into 2005. The company's Other Floater rigs, consisting largely of second- and third-generation semisubmersibles with conventional capabilities, will remain in a business environment characterized by excess capacity on a global scale. Seasonal improvement through the spring and summer drilling period in the U.K.-sector of the North Sea should offer a modest recovery. In Norway, improvement in semisubmersible demand has recently produced a contract extension on one of the company's rigs as well as other near-term contract possibilities. With respect to the international jackup market sector, excess capacity continues in West Africa, although global demand for these jackup rigs remains strong and is expected to improve throughout 2004. Although the company expects intermittent idle time on some of its deepwater rigs through the first half of 2004, it has seen an increase in bid opportunities for long-term contracts starting in the second half of 2004 and into 2005 for these units.

     The Gulf of Mexico Shallow and Inland Water business segment (TODCO) experienced a 3% improvement in revenues for the three months ended December 31, 2003, to $60.4 million, compared to segment revenues of $58.5 million during the preceding three months in 2003. During the corresponding three months in 2002, segment revenues were $52.0 million. The business segment's operating loss, before general and administrative expense, declined during the three months ended December 31, 2003, to $14.6 million, from an operating loss, before general and administrative expense, of $24.9 million during the preceding three months in 2003. An operating loss, before general and administrative expense, of $403.5 million during the corresponding three months in 2002 included a non-cash charge of $381.9 million pertaining to the company's annual test for impairment of goodwill. Field operating income increased to $7.7 million for the three months ended December 31, 2003, from a field operating loss of $2.1 million during the preceding three months in 2003. Field operating income totaled $ 2.3 million during the corresponding three months in 2002. Higher average dayrates of $25,800 among the segment's jackup and submersible rigs were a primary contributor to the improved revenue and operating measures for the three months ended December 31, 2003. The average dayrate compared to $20,800 for the preceding three months in 2003 and $21,700 for the corresponding three months in 2002.

     Conference  Call  Information
     -----------------------------

     Transocean will conduct a teleconference call at 10:00 a.m. ET on February 3, 2004. To participate, dial 303-262-2075 approximately five to 10 minutes prior to the scheduled start time of the call.

     In addition, the conference call will be simultaneously broadcast over the Internet in a listen-only mode and can be accessed by logging onto the company's website at www.deepwater.com and selecting "Investor Relations." It may also be
           -----------------
accessed via the Internet at www.CompanyBoardroom.com by typing in the company's
                             ------------------------
New  York  Stock  Exchange  trading  symbol,  "RIG."

     A telephonic replay of the conference call should be available after 1:00 p.m. ET on February 3 and can be accessed by dialing 303-590-3000 and referring to the passcode 566555. Also, a replay will be available through the Internet and can be accessed by visiting either of the above-referenced Worldwide Web addresses.

     Monthly  Fleet  Update
     ----------------------

     Drilling rig status and contract information on Transocean Inc.'s offshore drilling fleet has been condensed into a report titled "Monthly Fleet Update,"
                                                          --------------------
which is available through the company's website at www.deepwater.com. The report is located in the "Investor Relations/Financial Reports" section of
                               --------------------------------------
the  website.  By subscribing to the Transocean Financial Report Alert, you will
                                     ---------------------------------
be immediately notified when new postings are made to this page by an automated e-mail that will provide a link directly to the page that has been updated. Shareholders and other interested parties are invited to sign up for this service.

     Forward-Looking  Disclaimer
     ---------------------------

     Statements regarding future opportunities and outlook for the company and the company's International and U.S. Floater Contract Drilling Services business segments and fleet categories, dayrates, rig utilization, drilling activity, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to operating hazards and delays, risks associated with international operations, results of investigations regarding riser, actions by customers and other third parties, the future price of oil and gas and other factors detailed in the company's most recent Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

     Transocean Inc. is the world's largest offshore drilling contractor with more than 160 full or partially owned and managed mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. The company's mobile offshore drilling fleet is considered one of the most modern and versatile in the world due to its concentration in technically demanding segments of the offshore drilling business, including industry-leading positions in high-specification deepwater and harsh environment drilling units. The company's fleet consists of 32 high-specification semisubmersibles and drillships (floaters), 27 other floaters and 50 jackup drilling rigs. With a current equity market capitalization in excess of $8 billion, Transocean Inc.'s ordinary shares are traded on the New York Stock Exchange under the symbol "RIG."

                                    ###                                    04-04

                                         TRANSOCEAN INC. AND SUBSIDIARIES
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                        (In millions, except per share data)

                                                                      Three Months Ended      Twelve Months Ended
                                                                         December 31,            December 31,
                                                                  ------------------------  -----------------------
                                                                      2003         2002        2003         2002
----------------------------------------------------------------  ------------  ----------  -----------  ----------

Operating Revenues
  Contract Drilling Revenues                                      $     569.1   $   664.6   $  2,333.8   $ 2,673.9
  Client Reimbursable Revenues                                           22.4           -        100.5           -
                                                                        591.5       664.6      2,434.3     2,673.9
Costs and Expenses
  Operating and maintenance                                             406.8       366.5      1,610.4     1,494.2
  Depreciation                                                          127.1       126.2        508.2       500.3
  General and administrative                                             15.3        14.0         65.3        65.6
  Impairment loss on long-lived assets                                   (0.3)    2,885.4         16.5     2,927.4
  Gain from sale of assets, net                                          (2.9)       (0.2)        (5.8)       (3.7)
                                                                        546.0     3,391.9      2,194.6     4,983.8

Operating Income (Loss)                                                  45.5    (2,727.3)       239.7    (2,309.9)

Other Income (Expense), net
  Equity in earnings (losses) of joint ventures                          (2.2)        3.0          5.1         7.8
  Interest income                                                         3.1         9.6         18.8        25.6
  Interest expense                                                      (47.6)      (51.3)      (202.0)     (212.0)
  Loss on retirement of debt                                                -           -        (15.7)          -
  Impairment loss on note receivable from related party                     -           -        (21.3)          -
  Other, net                                                              0.5        (0.5)        (3.0)       (0.3)
                                                                        (46.2)      (39.2)      (218.1)     (178.9)

Income (Loss) Before Income Taxes, Minority Interest and
  Cumulative Effect of a Change in Accounting Principle                  (0.7)   (2,766.5)        21.6    (2,488.8)

Income Tax Expense (Benefit)                                             (5.3)       14.1          3.0      (123.0)
Minority Interest                                                        (0.1)        0.1          0.2         2.4
Income (Loss) Before Cumulative Effect of a Change in
  Accounting Principle                                                    4.7    (2,780.7)        18.4    (2,368.2)

Cumulative Effect of a Change in Accounting Principle                     0.8           -          0.8    (1,363.7)
Net Income (Loss)                                                 $       5.5   $(2,780.7)  $     19.2   $(3,731.9)

Basic Earnings (Loss) Per Share
  Income (Loss) Before Cumulative Effect of a Change in
    Accounting Principle                                          $      0.02   $   (8.71)  $     0.06   $   (7.42)
  Loss on Cumulative Effect of a Change in Accounting Principle             -           -            -       (4.27)
  Net Income (Loss)                                               $      0.02   $   (8.71)  $     0.06   $  (11.69)

Diluted Earnings (Loss) Per Share
  Income (Loss) Before Cumulative Effect of a Change in
    Accounting Principle                                          $      0.02   $   (8.71)  $     0.06   $   (7.42)
  Loss on Cumulative Effect of a Change in Accounting Principle             -           -            -       (4.27)
  Net Income (Loss)                                               $      0.02   $   (8.71)  $     0.06   $  (11.69)

Weighted Average Shares Outstanding
  Basic                                                                 319.9       319.2        319.8       319.1
  Diluted                                                               321.3       319.2        321.4       319.1

                              TRANSOCEAN INC. AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                              (In millions, except share data)

                                                                          December 31,
                                                                   -------------------------
<B>                                                                    2003          2002
                                                                   ------------  -----------

                                     ASSETS

Cash and Cash Equivalents                                          $     474.0   $  1,214.2
Accounts Receivable
  Trade, net                                                             435.3        437.6
  Other                                                                   45.0         61.7
Materials and Supplies                                                   152.0        155.8
Deferred Income Taxes                                                     41.0         21.9
Other Current Assets                                                      31.6         20.5
  Total Current Assets                                                 1,178.9      1,911.7

Property and Equipment                                                10,673.0     10,198.0
Less Accumulated Depreciation                                          2,663.4      2,168.2
  Property and Equipment, net                                          8,009.6      8,029.8

Goodwill, net                                                          2,230.8      2,218.2
Investments in and Advances to Joint Ventures                              5.5        108.5
Deferred Income Taxes                                                     28.2         26.2
Other Assets                                                             209.6        370.7
    Total Assets                                                   $  11,662.6   $ 12,665.1

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts Payable                                                   $     146.1   $    134.1
Accrued Income Taxes                                                      57.2         59.5
Debt Due Within One Year                                                  45.8      1,048.1
Other Current Liabilities                                                262.0        262.2
    Total Current Liabilities                                            511.1      1,503.9

Long-Term Debt                                                         3,612.3      3,629.9
Deferred Income Taxes                                                     42.8        107.2
Other Long-Term Liabilities                                              303.8        282.7
    Total Long-Term Liabilities                                        3,958.9      4,019.8

Commitments and Contingencies

Preference Shares, $0.10 par value; 50,000,000 shares authorized,
    none issued and outstanding                                              -            -
Ordinary Shares, $0.01 par value; 800,000,000 shares authorized,
    319,926,500 and 319,219,072 shares issued and outstanding at
    December 31, 2003 and 2002, respectively                               3.2          3.2
Additional Paid-in Capital                                            10,643.8     10,623.1
Accumulated Other Comprehensive Loss                                     (20.2)       (31.5)
Retained Deficit                                                      (3,434.2)    (3,453.4)
    Total Shareholders' Equity                                         7,192.6      7,141.4
    Total Liabilities and Shareholders' Equity                     $  11,662.6   $ 12,665.1

                                            TRANSOCEAN INC. AND SUBSIDIARIES
                                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                      (In millions)


                                                                         Three Months Ended    Twelve Months Ended
                                                                            December 31,           December 31,
                                                                        --------------------  ----------------------
                                                                          2003       2002        2003        2002
                                                                        --------  ----------  ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                     $   5.5   $(2,780.7)  $    19.2   $(3,731.9)
  Adjustments to reconcile net income (loss) to
   net cash provided by operating activities
    Depreciation                                                          127.1       126.2       508.2       500.3
    Impairment loss on goodwill                                               -     2,876.0           -     4,239.7
    Deferred income taxes                                                 (58.1)      (34.6)      (98.5)     (224.4)
    Equity in (earnings) losses of joint ventures                           2.2        (3.0)       (5.1)       (7.8)
    Net loss from disposal of assets                                        1.2         2.7        13.4         3.9
    Loss on retirement of debt                                                -           -        15.7           -
    Impairment loss on long-lived assets                                   (0.3)        9.4        16.5        51.4
    Impairment loss on note receivable from related party                     -           -        21.3           -
    Amortization of debt-related discounts/premiums, fair value
     adjustments and issue costs, net                                      (8.2)        1.6       (24.3)        6.2
    Deferred income, net                                                   11.3         3.8         4.4        (5.5)
    Deferred expenses, net                                                (30.8)      (12.3)      (33.2)      (20.0)
    Other long-term liabilities                                            (2.9)        6.8        10.8        17.1
    Other, net                                                             (0.6)      (15.0)       15.8       (13.4)
    Changes in operating assets and liabilities
      Accounts receivable                                                  12.2        47.4        19.8       179.4
      Accounts payable and other current liabilities                      (40.1)      (36.9)        6.5       (78.8)
      Income taxes receivable/payable, net                                 26.2        24.8        27.8         8.9
      Other current assets                                                 16.5        20.2         7.5        11.5
Net Cash Provided by Operating Activities                                  61.2       236.4       525.8       936.6

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                   (422.3)      (26.4)     (495.9)     (141.0)
  Note issued to related party                                                -           -       (46.1)          -
  Payments received from note issued to related party                      44.2           -        46.1           -
  Proceeds from disposal of assets, net                                     4.3        14.7         8.4        88.3
  Acquisition of 40 percent interest in Deepwater Drilling II L.L.C.,
   net of cash acquired                                                       -           -        18.1           -
  Deepwater Drilling L.L.C.'s cash acquired                                18.6           -        18.6           -
  Joint ventures and other investments, net                                 0.5         2.8         3.3         7.4
Net Cash Used in Investing Activities                                    (354.7)       (8.9)     (447.5)      (45.3)

CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowings under capital lease obligations                                1.1           -         2.1           -
  Borrowings under revolving credit agreement                             250.0           -       250.0           -
  Repayments under commercial paper program                                   -           -           -      (326.4)
  Repayments on other debt instruments and capital lease obligations     (285.5)      (35.0)   (1,252.7)     (189.3)
  Cash from termination of interest rate swaps                                -           -       173.5           -
Net proceeds from issuance of ordinary shares under
   stock-based compensation plans                                           0.5           -        12.8        10.2
  Dividends paid                                                              -           -           -       (19.1)
  Financing costs                                                          (4.9)       (0.4)       (4.9)       (8.5)
  Other, net                                                                  -         0.3         0.7         2.6
Net Cash Used in Financing Activities                                     (38.8)      (35.1)     (818.5)     (530.5)

Net Increase (Decrease) in Cash and Cash Equivalents                     (332.3)      192.4      (740.2)      360.8
Cash and Cash Equivalents at Beginning of Period                          806.3     1,021.8     1,214.2       853.4
Cash and Cash Equivalents at End of Period                              $ 474.0   $ 1,214.2   $   474.0   $ 1,214.2

                                                 Transocean Inc.
                                           Fleet Operating Statistics


                                                                Operating Revenues ($ Millions) (1)
                                                  ----------------------------------------------------------------
                                                                                                Twelve Months Ended
                                                               Three Months Ended                  December 31,
                                                  --------------------------------------------  ------------------
INTERNATIONAL AND U.S. FLOATER CONTRACT DRILLING  December 31,   September 30,   December 31,
SERVICES SEGMENT:                                     2003            2003           2002         2003      2002
                                                  -------------  --------------  -------------  --------  --------
Contract Drilling Revenues
     High-Specification Floaters:
        5th Generation Deepwater                  $       187.5  $        188.7  $       182.6  $  720.4  $  674.0
        Other Deepwater                           $        96.9  $        113.2  $       159.0  $  432.3  $  572.1
        Other High-Specification Floaters         $        31.9  $         32.1  $        33.5  $  128.5  $  132.9
     Total High-Specification Floaters            $       316.3  $        334.0  $       375.1  $1,281.2  $1,379.0
     Other Floaters                               $        67.9  $         74.3  $       104.0  $  306.7  $  536.7
     Jackups - Non-U.S.                           $       104.6  $        110.4  $       114.5  $  446.9  $  462.9
     Other Rigs                                   $        24.2  $         25.7  $        19.0  $   89.2  $  107.5
Subtotal                                          $       513.0  $        544.4  $       612.6  $2,124.0  $2,486.1
     Client Reimbursables                         $        18.1  $         20.0              -  $   82.7         -
Segment Total                                     $       531.1  $        564.4  $       612.6  $2,206.7  $2,486.1

GULF OF MEXICO SHALLOW AND INLAND WATER SEGMENT:
Contract Drilling Revenues
     Jackups and Submersibles                     $        30.4  $         25.7  $        19.9  $   94.8  $   66.0
     Inland Barges                                $        18.9  $         17.7  $        24.8  $   77.3  $   87.5
     Other                                        $         6.8  $         10.7  $         7.3  $   37.7  $   34.3
Subtotal                                          $        56.1  $         54.1  $        52.0  $  209.8  $  187.8
     Client Reimbursables                         $         4.3  $          4.4              -  $   17.8         -
Segment Total                                     $        60.4  $         58.5  $        52.0  $  227.6  $  187.8

Total Company                                     $       591.5  $        622.9  $       664.6  $2,434.3  $2,673.9

                                                                       Average Dayrates  (1) (2)
                                                  ----------------------------------------------------------------
                                                                                               Twelve Months Ended
                                                               Three Months Ended                  December 31,
                                                  --------------------------------------------  ------------------
INTERNATIONAL AND U.S. FLOATER CONTRACT DRILLING  December 31,   September 30,   December 31,
SERVICES SEGMENT:                                     2003            2003           2002         2003      2002
                                                  -------------  --------------  -------------  --------  --------
     High-Specification Floaters:
        5th Generation Deepwater                  $     186,500  $      176,600  $     188,700  $182,800  $188,300
        Other Deepwater                           $     101,400  $      112,500  $     120,400  $109,900  $120,200
        Other High-Specification Floaters         $     117,900  $      117,200  $     121,600  $118,200  $120,600
     Total High-Specification Floaters            $     141,800  $      142,200  $     146,300  $143,000  $146,100
     Other Floaters                               $      60,600  $       60,600  $      76,800  $ 63,300  $ 76,400
     Jackups - Non-U.S.                           $      53,700  $       54,400  $      57,700  $ 55,600  $ 58,600
     Other Rigs                                   $      45,200  $       48,800  $      36,200  $ 44,900  $ 42,100
Segment Total                                     $      87,900  $       89,000  $      96,100  $ 89,400  $ 93,500

GULF OF MEXICO SHALLOW AND INLAND WATER SEGMENT:
     Jackups and Submersibles                     $      25,800  $       20,800  $      21,700  $ 21,200  $ 21,600
     Inland Barges                                $      17,200  $       16,900  $      19,600  $ 17,000  $ 19,900
     Other                                        $      20,700  $       20,500  $      19,400  $ 19,600  $ 20,800
Segment Total                                     $      21,500  $       19,300  $      20,300  $ 19,200  $ 20,600

Total Mobile Offshore Drilling Fleet              $      67,400  $       67,000  $      74,300  $ 67,200  $ 74,800

                                                                     Utilization (1) (2)
                                                  ----------------------------------------------------------
                                                                                            Twelve Months Ended
                                                              Three Months Ended                December 31,
                                                  --------------------------------------------  ------------
INTERNATIONAL AND U.S. FLOATER CONTRACT DRILLING  December 31,   September 30,   December 31,
SERVICES SEGMENT:                                     2003            2003           2002       2003   2002
                                                  -------------  --------------  -------------  -----  -----
     High-Specification Floaters:
        5th Generation Deepwater                            91%             97%            96%    93%    89%
        Other Deepwater                                     69%             73%            96%    72%    87%
        Other High-Specification Floaters                   74%             74%            75%    74%    75%
     Total High-Specification Floaters                      78%             82%            93%    80%    86%
     Other Floaters                                         47%             51%            55%    50%    71%
     Jackups - Non-U.S.                                     81%             85%            83%    85%    85%
     Other Rigs                                             53%             49%            48%    45%    57%
Segment Total                                               68%             71%            74%    69%    78%

GULF OF MEXICO SHALLOW AND INLAND WATER SEGMENT:
     Jackups and Submersibles                               52%             54%            34%    45%    28%
     Inland Barges                                          40%             38%            44%    41%    39%
     Other                                                  24%             38%            27%    35%    37%
Segment Total                                               40%             44%            37%    41%    34%

Total Mobile Offshore Drilling Fleet                        56%             59%            58%    57%    59%


(1)  Certain  reclassifications  have  been  made  to  prior  periods  to  conform  to  current  quarter presentation.
(2)  Average  dayrates  are  defined  as  contract  drilling  revenue  earned  per  revenue earning day and utilization  is  defined  as  the  total  actual number of revenue earning days as a percentage of the total number  of  calendar  days  in the period. Effective January1, 2003, the  calculation of average dayrates and utilization  was  changed  to include all rigs based on contract drilling revenues. Prior periods have been restated  to  reflect  the  change.

                                                [GRAPHIC OMITTED]
                                        TRANSOCEAN INC. AND SUBSIDIARIES
                                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
                       ADJUSTED INCOME (LOSS) AND EARNINGS (LOSS) PER SHARE RECONCILIATION
                                                (IN US$ MILLIONS)



                                                                      QTD        YTD         QTD         YTD
                                                                   12/31/03    12/31/03    12/31/02    12/31/02
                                                                   ---------  ----------  ----------  ----------

ADJUSTED INCOME

Net income (loss) as reported                                      $     5.5  $    19.2   $(2,780.7)  $(3,731.9)
  Add back:
    After-tax loss on early retirement of debt                             -       13.8           -           -
    After-tax loss on impairment of certain long-lived assets              -       12.6         6.2        33.5
    After-tax impairment of note receivable from Delta Towing LLC          -       13.8           -           -
    Favorable resolution of a non-U.S. income tax liability                -      (14.6)          -           -
    Tax benefit from the restructuring of non-U.S operations               -          -           -      (175.7)
    After-tax initial public offering costs                                -        8.8           -           -
    After-tax impairment of goodwill                                       -          -     2,876.0     4,239.7
    After-tax restructuring of Nigeria benefit plans                    17.4       17.4           -           -
                                                                   ---------  ----------  ----------  ----------
Net income as adjusted                                             $    22.9  $    71.0   $   101.5   $   365.6
                                                                   ---------  ----------  ----------  ----------

DILUTED EARNINGS PER SHARE:

Net income (loss) as reported                                      $    0.02  $    0.06   $   (8.71)  $  (11.69)
  Add back:
    After-tax loss on early retirement of debt                             -       0.04           -           -
    After-tax loss on impairment of certain long-lived assets              -       0.04        0.02        0.10
    After-tax impairment of note receivable from Delta Towing LLC          -       0.04           -           -
    Favorable resolution of a non-U.S. income tax liability                -      (0.04)          -           -
    Tax benefit from the restructuring of non-U.S operations               -          -           -       (0.55)
    After-tax initial public offering costs                                -       0.03           -
    After-tax impairment of goodwill                                       -          -        9.01       13.29
    After-tax restructuring of Nigeria benefit plans                    0.05       0.05           -           -
                                                                   ---------  ----------  ----------  ----------
Net income as adjusted                                         $    0.07  $    0.22   $    0.32   $    1.15
                                                                   ---------  ----------  ----------  ----------

                                                TRANSOCEAN INC. AND SUBSIDIARIES
                                         NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
                                                        (IN US$ MILLIONS)


                                                                                       FOR THE QUARTER ENDED
                                                                          -----------------------------------------------
                                                                           DECEMBER 31,    SEPTEMBER 30,    DECEMBER 31,
                                                                               2003            2003             2002
                                                                          --------------  ---------------  --------------
OPERATING INCOME (LOSS) BEFORE GENERAL AND ADMINISTRATIVE EXPENSES
  TO FIELD OPERATING INCOME (LOSS) BY SEGMENT RECONCILIATION

    International and U.S. Floater Contract Drilling Services Segment
      Operating income (loss) before general and administrative expense   $        75.4   $        118.9   $    (2,309.8)
      Add back:  Depreciation                                                     104.1            103.9           103.1
                 Impairment loss on goodwill                                          -                -         2,494.1
                 Impairment loss on long-lived assets                                 -                -             8.3
                 (Gain) loss from sale of assets, net                              (2.5)            (0.8)            0.1
                                                                          --------------  ---------------  --------------
      Field operating income                                              $       177.0   $        222.0   $       295.8
                                                                          --------------  ---------------  --------------

    Gulf of Mexico Shallow and Inland Water Segment
      Operating loss before general and administrative expense            $       (14.6)  $        (24.9)  $      (403.5)
      Add back:  Depreciation                                                      23.0             22.9            23.1
                 Impairment loss on goodwill                                          -                -           381.9
                 Impairment loss on long-lived assets                              (0.3)               -             1.1
                 Gain from sale of assets, net                                     (0.4)            (0.1)           (0.3)
                                                                          --------------  ---------------  --------------
      Field operating income (loss)                                       $         7.7   $         (2.1)  $         2.3
                                                                          --------------  ---------------  --------------